SUNAMERICA EQUITY FUNDS

Supplement to the Statement of Additional Information dated
January 31, 2000


     The following should be added as the last paragraph to the section entitled "HISTORY OF THE FUNDS" on Page B-3 of the
Statement of Additional Information:


                    On March 31, 2000, the Trustees adopted a resolution to change the name of the SunAmerica Small Company Growth Fund to the SunAmerica New Century Fund. The name change became effective on April 3, 2000.

     Accordingly, all references to the SunAmerica Small Company
Growth Fund in the Statement of Additional Information should be replaced with the "SunAmerica New Century Fund."



Dated:  April 3, 2000